                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 25
Statement of Operations.......................... 26
Statement of Changes in Net Assets............... 27
Financial Highlights............................. 28
Notes to Financial Statements.................... 30
Dividend Reinvestment Plan....................... 34

VGM SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)..........      .75%
Six-month total return based on NAV(2)...................     1.19%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.98%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.34%

 SHARE VALUATIONS

Net asset value..........................................  $  17.28
Closing common stock price...............................  $16.5625
Six-month high common stock price (12/30/98).............  $17.4375
Six-month low common stock price (01/26/99)..............  $16.0000
Preferred share (Series A) rate(5).......................    3.350%
Preferred share (Series B) rate(5).......................    3.100%
Preferred share (Series C) rate(5).......................    3.189%
Preferred share (Series D) rate(5).......................    3.200%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

We recently spoke with the management team of the Van Kampen Trust for Investment Grade Municipals about the key events and economic forces that shaped the markets during the reporting period. The team includes Thomas M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank.

Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, we found value in bonds with 15- to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile.
    In addition, we sought to limit the Trust's exposure to bond calls, which can lower its income stream because we must invest the proceeds of called bonds into bonds paying current lower interest rates. We sold bonds in the portfolio that had a high risk of being called, or repaid early by the issuer. Because these higher-yielding bonds had increased in value since we purchased them, we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return. To help protect the Trust from future bond calls, we also began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. As a result, higher-yielding housing bonds are more likely than many other issues to be called from the portfolio.
    Another strategy we used to enhance performance was to purchase bonds issued in states that have strong demand for municipal securities as a result of heavy state and local taxation. In particular, we purchased bonds issued in Pennsylvania and Florida. The large supply in these states provided a number of opportunities to find attractive bonds with appreciation potential. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of 0.75 percent(1) based on market price. This reflects a decrease in market price from $17.00 per share on October 31, 1998, to $16.5625 on April 30, 1999.
In addition, the Trust provided a distribution rate of 5.98 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of
9.34 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.0825 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Thomas M. Byron

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999
General Purpose.............  18.1%
Industrial Revenue..........  17.4%
Health Care.................  13.7%
Transportation..............   7.0%
Single-Family Housing.......   6.3%


AS OF OCTOBER 31, 1998
General Purpose.............  17.3%
Industrial Revenue..........  16.6%
Health Care.................  13.5%
Single-Family Housing.......   8.7%
Transportation..............   6.9%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999
AAA/Aaa..............53.4%
AA/Aa................ 8.4%
A/A..................12.1%
BBB/Baa..............23.7%
BB/Ba................ 0.2%
Non-Rated............ 2.2%

                                  [PIE CHART]

AS OF OCTOBER 31, 1998
AAA/Aaa..............51.7%
AA/Aa................10.0%
A/A..................12.9%
BBB/Baa..............23.0%
BB/Ba................ 0.2%
Non-Rated............ 2.2%

                                  [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

DISTRIBUTION HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999


                                  [BAR GRAPH]

Distribution per Common Share           DIVIDENDS           CAPITAL GAINS
-----------------------------           ---------           -------------
 Nov 1998                                0.0825                0.0000
 Dec 1998                                0.0825                0.0733
 Jan 1999                                0.0825                0.0000
 Feb 1999                                0.0825                0.0000
 Mar 1999                                0.0825                0.0000
 Apr 1999                                0.0825                0.0000

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.9%
          ALABAMA  3.6%
$ 1,395   Birmingham, AL Arpt Auth Arpt Rev
          Rfdg (AMBAC Insd) (a)................  5.500%      07/01/12    $  1,462,016
  6,500   Birmingham, AL North Med Clinic Brd
          Rev Ser A Carraway Methodist Hosp
          (Prerefunded @ 01/01/01).............  7.500       07/01/15       7,010,900
  8,600   Birmingham, AL North Med Clinic Brd
          Rev Ser B Carraway Methodist Hosp
          (Prerefunded @ 01/01/01).............  8.000       07/01/15       9,344,932
  4,000   Courtland, AL Indl Dev Brd Solid
          Waste Disp Rev Champion Intl Corp
          Proj.................................  7.750       01/01/20       4,156,920
  4,250   Courtland, AL Indl Dev Brd Solid
          Waste Disp Rev Champion Intl Corp
          Proj Ser A...........................  6.500       09/01/25       4,560,675
                                                                         ------------
                                                                           26,535,443
                                                                         ------------
          ARKANSAS  1.8%
 12,500   Blytheville, AR Solid Waste Recycling
          & Swr Treatment Rev Nucor Corp
          Proj.................................  6.900       12/01/21      13,446,250
                                                                         ------------
          CALIFORNIA  6.1%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev
          Pub Impt Proj Ser C (FSA Insd).......  6.000       09/01/16       1,491,230
    670   California Edl Fac Auth Rev Univ of
          La Verne.............................  5.600       04/01/00         681,229
  2,000   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Southn CA Edison Co
          (AMBAC Insd) (b).....................  6.000       07/01/27       2,144,180
  5,000   Desert Hosp Dist CA Hosp Rev Com
          Partn (Prerefunded @ 07/23/02) (FSA
          Insd)................................  6.392       07/28/20       5,462,600
 25,750   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Sr Lien Ser A.................  *           01/01/23       7,283,645
  2,000   Los Angeles Cnty, CA Metro Trans Auth
          Sales Tax Rev 1st Tier Sr Ser C Rfdg
          (AMBAC Insd) (a).....................  5.000       07/01/26       1,966,300
 13,765   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd)..........................  6.000       07/01/06      15,406,201
  2,000   Orange Cnty, CA Recovery Ctfs Ser A
          Rfdg (MBIA Insd).....................  6.000       06/01/09       2,273,160

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Pajaro Vly, CA Unified Sch Dist Ctfs
          Partn Sch Fac Brdg Fdg Pgm (FSA
          Insd)................................  5.850%      09/01/32    $  2,173,280
  7,080   San Joaquin Hills, CA Tran Toll Cap
          Apprec Ser A Rfdg (MBIA Insd)........  *           01/15/26       1,762,354
  2,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Multi Fac Projs Ser B (AMBAC
          Insd) (a)............................  5.500       05/15/08       2,141,300
  2,000   Southern CA Pub Pwr Auth (FSA
          Insd)................................  6.000       07/01/12       2,149,560
                                                                         ------------
                                                                           44,935,039
                                                                         ------------
          COLORADO  4.0%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................  6.950       08/31/20       1,187,810
  1,000   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser B1........................  7.650       11/01/26       1,105,820
  2,500   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser B2........................  7.450       11/01/27       2,796,975
  6,395   Denver, CO City & Cnty Arpt Rev Ser
          A....................................  8.500       11/15/23       6,889,589
  3,675   Denver, CO City & Cnty Arpt Rev Ser
          A....................................  8.750       11/15/23       4,100,859
  7,230   Denver, CO City & Cnty Arpt Rev Ser
          A....................................  8.000       11/15/25       7,735,956
  1,685   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................  7.000       12/01/00       1,766,318
  3,250   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................  7.500       12/01/11       3,525,925
                                                                         ------------
                                                                           29,109,252
                                                                         ------------
          CONNECTICUT  0.3%
  2,000   Connecticut St Dev Auth Wtr Fac Rev
          Brdgeport Hydraulic..................  6.150       04/01/35       2,173,780
                                                                         ------------
          DISTRICT OF COLUMBIA  0.2%
  1,600   District of Columbia Ser E (FSA
          Insd)................................  6.000       06/01/13       1,743,824
                                                                         ------------
          FLORIDA  2.9%
    995   Broward Cnty, FL Hsg Fin Auth
          Multi-Family Hsg Rev Pompano Oaks
          Apts Proj Rfdg (GNMA
          Collateralized)......................  6.000       12/01/27       1,059,227

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$16,490   Dade Cnty, FL Spl Oblig Cap Apprec
          Ser B Rfdg (Prerefunded @ 10/01/08)
          (AMBAC Insd).........................  *           10/01/26    $  3,650,556
  2,500   Florida St Brd of Edl Cap Outlay Pub
          Edl Ser B Rfdg (MBIA Insd)...........  4.500%      06/01/24       2,280,675
  1,400   Florida St Dept Corrections Ctfs
          Partn Okeechobee Correctional (AMBAC
          Insd)................................  6.250       03/01/15       1,554,798
  1,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg..........................  8.000       05/01/22       1,135,540
  2,000   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg...........................  7.875       12/15/25       2,137,960
  4,000   Orange Cnty, FL Sch Brd Ctfs Partn
          Ser A (MBIA Insd) (a)................  5.000       08/01/24       3,918,200
  2,300   Orange Cnty, FL Sch Brd Ctfs Partn
          Ser A (MBIA Insd)....................  5.375       08/01/17       2,377,717
  3,465   Reedy Creek Impt Dist FL Ser C (AMBAC
          Insd)................................  4.750       06/01/15       3,432,187
                                                                         ------------
                                                                           21,546,860
                                                                         ------------
          GEORGIA  1.6%
  3,150   Burke Cnty, GA Dev Auth Pollutn Ctl
          Rev GA Pwr Co Plant Vogtle Proj (MBIA
          Insd)................................  6.350       05/01/19       3,222,607
  1,500   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (a)......................  5.500       07/01/20       1,502,235
  5,900   Georgia Muni Electric Auth Pwr Rev
          Ser Y (MBIA Insd)....................  6.500       01/01/17       6,972,148
                                                                         ------------
                                                                           11,696,990
                                                                         ------------
          HAWAII  1.1%
  6,000   Hawaii St Arpt Sys Rev Ser 2 (MBIA
          Insd)................................  6.750       07/01/21       6,439,500
  2,000   Honolulu, HI City & Cnty Wastewtr Sys
          Rev (FGIC Insd)......................  4.500       07/01/28       1,800,540
                                                                         ------------
                                                                            8,240,040
                                                                         ------------
          ILLINOIS  10.3%
  1,000   Berwyn, IL Corp Purp (AMBAC Insd)....  4.250       12/01/18         889,190
  1,995   Bolingbrook, IL Cap Apprec Ser C Rfdg
          (a)..................................  *           01/01/23         577,054

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,000   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd)..................  5.750%      12/01/20    $  2,141,580
  4,865   Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)...............  *           07/01/16       1,875,409
  1,600   Chicago, IL Cent Pub Lib Ser A
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................  6.650       01/01/05       1,760,752
  1,800   Chicago, IL Cent Pub Lib Ser A
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................  6.700       01/01/06       1,983,312
  1,600   Chicago, IL Cent Pub Lib Ser B
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................  6.650       01/01/05       1,760,752
  1,400   Chicago, IL Cent Pub Lib Ser C
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................  6.650       01/01/05       1,540,658
  1,500   Chicago, IL Cent Pub Lib Ser C
          (Prerefunded @ 04/01/02) (AMBAC
          Insd)................................  6.700       01/01/06       1,652,760
  7,000   Chicago, IL O'Hare Intl Arpt Rev Genl
          Arpt Second Lien Ser A Rfdg (MBIA
          Insd) (b)............................  6.375       01/01/12       7,764,190
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc.................  8.500       05/01/18      14,465,883
  3,445   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A....  8.850       05/01/18       3,772,241
  4,395   East Peoria, IL Ser C Rfdg...........  7.000       05/01/17       4,859,771
  3,285   Illinois Dev Fin Auth Rev
          Presbyterian Home Lake Proj Ser B....  6.300       09/01/22       3,625,293
  2,000   Illinois Edl Fac Auth Rev Lewis
          Univ.................................  6.100       10/01/16       2,104,460
  2,000   Illinois Hlth Fac Auth Rev Edward
          Hosp Assn Proj (Prerefunded @
          02/15/02)............................  7.000       02/15/12       2,206,960
  1,900   Illinois Hlth Fac Auth Rev
          Evangelical Hosps Ser C (FSA Insd)...  6.750       04/15/17       2,099,215
  1,000   Illinois Hlth Fac Auth Rev Highland
          Park Hosp Proj Ser A (MBIA Insd).....  5.750       10/01/17       1,064,890
  1,000   Illinois Hlth Fac Auth Rev Midwest
          Physician Grp Ltd Rfdg...............  5.500       11/15/19         956,370
  2,000   Illinois Hlth Fac Auth Rev OSF
          Hlthcare Sys Rfdg....................  6.000       11/15/10       2,143,520

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,400   Illinois Hlth Fac Auth Rev Sarah Bush
          Lincoln Hlth Cent (Prerefunded @
          05/15/02)............................  7.250%      05/15/22    $  2,685,480
  2,275   Illinois Hlth Fac Auth Rev South
          Suburban Hosp........................  7.000       02/15/18       2,754,388
  1,475   Illinois Hlth Fac Auth Rev South
          Suburban Hosp (Prerefunded @
          02/15/02)............................  7.000       02/15/18       1,625,553
  3,185   Illinois Hsg Dev Auth Multi-Family
          Hsg Ser C............................  7.400       07/01/23       3,382,311
  8,845   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Pl
          Expansion Ser A (FGIC Insd)..........  *           06/15/16       3,708,974
  1,105   Saint Clair Cnty, IL Pub Bldg Comm
          Bldg Rev Cap Apprec Ser B (FGIC
          Insd)................................  *           12/01/15         480,067
  1,400   Southern IL Univ Rev Hsg & Aux Fac
          Ser A Rfdg...........................  6.750       04/01/12       1,527,736
                                                                         ------------
                                                                           75,408,769
                                                                         ------------
          INDIANA  0.8%
  4,500   Indianapolis, IN Arpt Auth Rev Spl
          Fac Federal Express Corp Proj........  7.100       01/15/17       5,020,830
  1,000   Marion Cnty, IN Convention & Rec Fac
          Auth Excise Tax Rev (MBIA Insd)......  *           06/01/14         472,630
                                                                         ------------
                                                                            5,493,460
                                                                         ------------
          IOWA  0.6%
  1,865   Iowa Fin Auth Multi-Family Rev Hsg
          Hamlet Apts Proj A Rfdg (GNMA
          Collateralized)......................  6.150       05/01/32       1,970,541
  2,375   Iowa Student Ln Liquidity Corp Rev
          Ser C................................  6.950       03/01/06       2,522,511
                                                                         ------------
                                                                            4,493,052
                                                                         ------------
          KENTUCKY  3.7%
 10,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.500       02/01/20      10,868,400
 11,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.125       02/01/21      11,844,140
  1,000   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd).....................  6.200       03/01/08       1,124,690

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          KENTUCKY (CONTINUED)
$ 1,500   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd).....................  6.250%      03/01/09    $  1,698,390
  1,315   Kentucky Hsg Corp Hsg Rev Ser B......  6.250       07/01/28       1,406,261
                                                                         ------------
                                                                           26,941,881
                                                                         ------------
          LOUISIANA  0.3%
  2,000   New Orleans, LA Rfdg (FGIC Insd).....  5.500       12/01/21       2,135,760
                                                                         ------------
          MAINE  2.1%
  2,650   Maine Muni Bd Bank Ser A Rfdg (MBIA
          Insd)................................  5.800       11/01/20       2,822,065
  5,250   Maine St Hsg Auth Mtg Purch Ser D6...  7.250       11/15/19       5,514,285
  6,755   Maine St Hsg Auth Mtg Purch Ser D6...  7.250       11/15/22       7,086,873
                                                                         ------------
                                                                           15,423,223
                                                                         ------------
          MARYLAND  0.2%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl
          Admin Proj Ser A Rfdg (MBIA Insd)
          (a)..................................  5.000       04/01/15       1,257,694
                                                                         ------------
          MASSACHUSETTS  3.2%
  2,000   Boston, MA Wtr & Swr Commn Rev Genl
          Sr Ser D (FGIC Insd).................  4.750       11/01/22       1,885,180
  2,975   Massachusetts Muni Wholesale Elec Co
          Pwr Supply Sys Rev Ser A (AMBAC
          Insd)................................  5.000       07/01/14       2,991,719
 12,685   Massachusetts St Cons Ln Ser D
          (Prerefunded @ 07/01/01).............  6.875       07/01/10      13,793,796
  2,410   Massachusetts St Hsg Fin Agy
          Residential Dev Ser C (FNMA
          Collateralized)......................  6.875       11/15/11       2,611,621
  1,000   Massachusetts St Indl Fin Agy Rev
          Wentworth Institute Tech.............  5.650       10/01/18       1,018,920
  1,000   Massachusetts St Wtr Res Auth Ser B
          (MBIA Insd)..........................  4.750       12/01/21         942,460
                                                                         ------------
                                                                           23,243,696
                                                                         ------------
          MICHIGAN  6.2%
  3,015   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................  *           07/01/17       1,145,067
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................  *           07/01/18       1,088,057

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................  *           07/01/19    $  1,023,031
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................  *           07/01/22         860,832
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................  *           07/01/23         813,160
  3,050   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Ser C1.................  *           07/01/24         768,020
  7,355   Detroit, MI Econ Dev Corp Res
          Recovery Rev Ser A (FSA Insd)........  6.875%      05/01/09       7,877,720
  3,500   Grand Rapids, MI Downtown Dev Cap
          Apprec (MBIA Insd)...................  *           06/01/15       1,571,570
  2,765   Grand Rapids, MI Downtown Dev Cap
          Apprec (MBIA Insd)...................  *           06/01/16       1,171,448
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmty Hlth Cent.............  5.250       05/15/26       1,302,700
  2,500   Kalamazoo, MI Hosp Fin Auth Hosp Fac
          Rev Bronson Methodist Impt Rfdg (MBIA
          Insd)................................  5.875       05/15/26       2,665,925
  1,000   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A.................  5.250       08/15/28         907,220
    600   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg..........  5.375       10/01/13         607,806
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg (ACA
          Insd)................................  5.500       10/01/18       1,005,860
  2,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg (ACA
          Insd)................................  5.500       10/01/27       2,005,400
 12,995   Michigan St Hosp Fin Auth Rev Sisters
          of Mercy Hlth Corp Ser J (Prerefunded
          @ 02/15/01)..........................  7.000       02/15/21      13,997,824
  5,000   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a)............................  5.550       09/01/29       5,074,100
  1,400   Portage Lake, MI Wtr & Swr Auth Ser 3
          (Prerefunded @ 10/01/02).............  7.750       10/01/20       1,606,906
                                                                         ------------
                                                                           45,492,646
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MINNESOTA  0.4%
$ 2,800   Minnesota Agricultural & Econ Dev Brd
          Rev Hlthcare Sys Fairview Hosp Ser A
          (MBIA Insd)..........................  5.750%      11/15/26    $  2,980,992
                                                                         ------------
          MISSISSIPPI  0.8%
  3,000   Medical Cent Edl Bldg Corp MS Rev
          Univ MS Med Cent Proj (Prerefunded @
          12/01/04) (MBIA Insd)................  5.900       12/01/23       3,341,190
  2,500   Mississippi Business Fin Corp MS
          Pollutn Ctl Rev Sys Energy Res Inc
          Proj.................................  5.875       04/01/22       2,512,450
                                                                         ------------
                                                                            5,853,640
                                                                         ------------
          MISSOURI  1.0%
  6,800   Saint Louis, MO Indl Dev Auth Swg &
          Solid Waste Disp Fac Rev
          Anheuser-Busch Proj..................  5.750       12/01/27       7,140,068
                                                                         ------------
          NEBRASKA  0.1%
  1,000   American Pub Energy Agy NE Gas Sup
          Rev NE Pub Gas Agy Proj Ser A (AMBAC
          Insd)................................  5.250       06/01/11       1,053,540
                                                                         ------------
          NEVADA  0.5%
  3,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBAC Insd).........  7.200       10/01/22       3,344,460
                                                                         ------------
          NEW HAMPSHIRE  0.6%
  1,000   New Hampshire St Business Fin Auth
          Wtr Fac Rev Pennichuck Wtrwks Inc
          (AMBAC Insd).........................  6.300       05/01/22       1,098,700
  1,500   New Hampshire St Hsg Fin Auth Single
          Family Rev Mtg Acquisition Ser B
          Rfdg.................................  6.100       07/01/28       1,580,010
  1,500   New Hampshire St Indl Dev Auth Rev
          Pollutn Ctl Pub Svcs Co of NH Proj
          Ser C................................  7.650       05/01/21       1,582,740
                                                                         ------------
                                                                            4,261,450
                                                                         ------------
          NEW JERSEY  5.8%
 25,000   New Jersey Econ Dev Auth St Contract
          Econ Recovery (MBIA Insd)............  5.900       03/15/21      28,168,000
  1,400   New Jersey Hlthcare Fac Fin Auth Rev
          Barnabas Hlth Ser C Rfdg (MBIA Insd)
          (a)..................................  5.250       07/01/18       1,383,270

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 2,000   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic (FSA
          Insd)................................  6.000%      07/01/06    $  2,237,140
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev
          Hsg Ser A Rfdg.......................  6.950       05/01/15      10,759,300
                                                                         ------------
                                                                           42,547,710
                                                                         ------------
          NEW MEXICO  0.4%
  2,750   New Mexico St Hosp Equip Ln Council
          Hosp Rev Mem Med Ctr Inc Proj........  5.500       06/01/28       2,687,438
                                                                         ------------
          NEW YORK  17.6%
  3,000   Metropolitan Tran Auth NY Commuter
          Facs Rev Ser A (MBIA Insd)...........  5.625       07/01/27       3,183,450
 12,155   Metropolitan Tran Auth NY Svcs
          Contract Commuter Fac Ser 5 Rfdg.....  6.500       07/01/16      12,963,308
  2,000   Metropolitan Tran Auth NY Trans Fac
          Rev Svcs Contract Ser R Rfdg.........  5.500       07/01/17       2,069,920
  3,000   New York City Indl Dev Agy Spl Facs
          United Airls Inc Proj................  5.650       10/01/32       3,063,810
  3,410   New York City Ser A..................  6.500       08/01/14       3,706,295
  1,590   New York City Ser A (Prerefunded @
          08/01/02)............................  6.500       08/01/14       1,749,668
  1,740   New York City Ser A (Prerefunded @
          08/15/01)............................  8.000       08/15/20       1,932,705
  2,500   New York City Ser A Rfdg.............  7.000       08/01/05       2,879,000
  3,000   New York City Ser A Rfdg.............  7.000       08/01/06       3,496,800
  2,355   New York City Ser C..................  6.500       08/01/04       2,566,032
    545   New York City Ser C
          (Prerefunded @ 08/01/02).............  6.500       08/01/04         599,021
    210   New York City Ser C Subser C1........  7.500       08/01/19         234,515
  8,290   New York City Ser C Subser C1
          (Prerefunded @ 08/01/02).............  7.500       08/01/19       9,369,109
  1,850   New York City Ser G..................  5.875       10/15/14       2,002,625
  5,000   New York City Ser I..................  6.000       04/15/12       5,463,600

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$10,000   New York City Tran Auth Tran Fac
          Livingston Plaza Proj Rfdg (FSA
          Insd)................................  5.400%      01/01/18    $ 10,537,200
  2,500   New York St Dorm Auth Lease Rev Muni
          Hlth Facs Impt Pgm Ser A (FSA
          Insd)................................  5.500       05/15/25       2,610,725
 13,500   New York St Dorm Auth Rev City Univ
          Sys Ser C............................  7.500       07/01/10      16,280,460
  1,000   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................  5.625       05/15/13       1,039,880
  2,000   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................  5.375       05/15/16       2,022,540
  2,170   New York St Dorm Auth Rev Mental Hlth
          Svcs Fac Ser A.......................  5.750       08/15/10       2,355,448
  2,000   New York St Dorm Auth Revs New York
          Univ Ser A (AMBAC Insd) (a)..........  5.250       07/01/06       2,082,400
  5,725   New York St Environmental Fac Corp
          Spl Oblig Riverbank State Park
          (Prerefunded @ 04/01/02).............  7.375       04/01/22       6,417,553
  5,000   New York St Hsg Fin Agy Svcs Contract
          Oblig Rev Ser A (Prerefunded @
          03/15/02)............................  7.375       09/15/21       5,582,850
  2,840   New York St Loc Govt Assistance Corp
          Ser E Rfdg...........................  6.000       04/01/14       3,237,543
  3,000   New York St Med Care Fac Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd)...............  6.750       08/15/14       3,469,380
  5,875   New York St Med Care Fac Fin Agy Rev
          Saint Peter's Hosp Proj Ser A (AMBAC
          Insd)................................  5.375       11/01/20       6,000,901
  2,500   New York St Mtg Agy Rev Homeowner Mtg
          Ser 54 Rfdg..........................  6.200       10/01/26       2,687,575

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,500   New York St Urban Dev Corp Rev Proj
          Cent for Indl Innovation Rfdg........  5.500%      01/01/13    $  1,597,275
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)................................  5.750       12/01/22       3,212,370
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)................................  5.750       12/01/25       4,240,080
                                                                         ------------
                                                                          128,654,038
                                                                         ------------
          NORTH CAROLINA  3.1%
 15,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd) (b).....  6.000       01/01/12      16,944,300
  5,150   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev Rfdg (FSA Insd).....  6.200       01/01/18       5,609,843
                                                                         ------------
                                                                           22,554,143
                                                                         ------------
          OHIO  0.5%
  1,250   Montgomery Cnty, OH Hosp Rev
          Grandview Hosp & Med Cent Rfdg.......  5.250       12/01/03       1,232,450
    995   Ohio Hsg Fin Agy Mtg Rev Residential
          Ser A1 (GNMA Collateralized).........  6.150       03/01/29       1,056,670
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Fdg Ltd Partn Proj Rfdg (AMBAC
          Insd)................................  6.375       04/01/29       1,109,810
                                                                         ------------
                                                                            3,398,930
                                                                         ------------
          OKLAHOMA  3.6%
 17,475   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................  7.375       12/01/20      18,611,923
  7,500   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................  7.600       12/01/30       8,086,500
                                                                         ------------
                                                                           26,698,423
                                                                         ------------
          OREGON  1.0%
  3,670   Oregon St Hsg & Cmnty Svcs Dept Mtg
          Rev Single Family Mtg Proj Ser B.....  6.875       07/01/28       3,931,818
  3,300   Oregon St Vets Welfare Ser 76A.......  6.050       10/01/28       3,506,151
                                                                         ------------
                                                                            7,437,969
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA  6.1%
$ 2,500   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA
          Insd)................................  6.625%      01/01/22    $  2,698,450
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....  5.750       05/15/17         990,010
  2,900   Dauphin Cnty, PA Genl Auth Hlth Sys
          Rev Pinnacle Hlth Sys Proj Rfdg (MBIA
          Insd)................................  5.500       05/15/27       2,995,961
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)...........................  *           09/01/19       1,676,155
  4,000   Falls Twp, PA Hosp Auth Hosp Rev
          Delaware Vly Med Rfdg (FHA Gtd)......  7.000       08/01/22       4,251,720
  1,905   Harrisburg, PA Cap Apprec Rfdg Ser D
          (AMBAC Insd).........................  *           09/15/16         790,080
  1,710   Harrisburg, PA Cap Apprec Rfdg Ser D
          (AMBAC Insd).........................  *           03/15/19         610,504
  1,735   Harrisburg, PA Cap Apprec Rfdg Ser F
          (AMBAC Insd).........................  *           09/15/15         763,035
  1,385   Harrisburg, PA Cap Apprec Rfdg Ser F
          (AMBAC Insd).........................  *           09/15/19         481,814
  1,500   McGuffey Sch Dist PA Ser B (AMBAC
          Insd) (a)............................  4.750       08/01/28       1,406,475
  7,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Ser E Rfdg (MBIA Insd)...  6.700       12/01/21       7,564,970
  1,500   Penn Cambria Sch Dist PA Cap Apprec
          (FGIC Insd) (a)......................  *           08/15/20         493,500
  1,000   Penn Hills, PA (FGIC Insd)...........  5.900       12/01/17       1,077,560
  1,500   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 34B (FHA Gtd).........  7.000       04/01/24       1,562,730
  3,000   Pennsylvania Hsg Fin Agy Single
          Family Ser 56A.......................  6.150       10/01/27       3,168,540
  2,000   Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev Philadelphia Fdg Prog Rfdg
          (FGIC Insd)..........................  5.250       06/15/12       2,085,240
  1,000   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev Bryn Mawr College
          (MBIA Insd)..........................  5.625       12/01/27       1,054,260
  6,000   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................  6.250       07/01/08       6,622,380

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Philadelphia, PA Hosp & Higher Edl
          Fac Auth Hosp Rev Temple Univ Hosp
          Ser A................................  6.500%      11/15/08    $  1,090,030
  1,500   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................  4.750       04/01/27       1,408,440
  1,000   Philadelphia, PA Wtr & Wastewtr Rev
          Ser 1999 Rfdg (AMBAC Insd) (a).......  5.000       12/15/06       1,045,930
  2,005   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd) (a)...............  *           02/01/17         808,777
                                                                         ------------
                                                                           44,646,561
                                                                         ------------
          RHODE ISLAND  0.2%
  1,500   Rhode Island Depositors Econ Protn
          Corp Spl Oblig Ser A (Prerefunded @
          08/01/02)............................  6.950       08/01/22       1,677,330
                                                                         ------------
          SOUTH CAROLINA  0.4%
  2,700   Charleston Cnty, SC Solid Waste (MBIA
          Insd)................................  6.000       01/01/14       2,926,179
                                                                         ------------
          SOUTH DAKOTA  0.4%
  1,890   South Dakota Hsg Dev Auth
          Homeownership Mtg Ser C..............  7.300       05/01/24       1,971,837
  1,000   South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC
          Insd)................................  5.400       08/01/13       1,054,950
                                                                         ------------
                                                                            3,026,787
                                                                         ------------
          TENNESSEE  1.0%
  6,606   Memphis, TN Hlth Edl & Hsg Fac Brd
          Mtg Rev Edgewater Terr Rfdg (GNMA
          Collateralized)......................  7.375       01/20/27       7,125,628
                                                                         ------------
          TEXAS  3.3%
  9,790   Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj..............  7.500       12/01/29      10,445,538
  2,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......  4.900       10/01/15       2,023,600
  2,000   Coastal Bend Hlth Fac Dev Corp TX
          Incarnate Word Hlth Svcs Ser A
          (Prerefunded @ 11/15/02) (FSA
          Insd)................................  6.000       11/15/22       2,187,520
  2,000   Matagorda Cnty, TX Navigation Dist 1
          Houton Lighting Pwr Co Rfdg (AMBAC
          Insd)................................  5.125       11/01/28       1,976,000

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,500   North Cent TX Hlth Fac Dev Hlth Fac C
          C Young Mem Proj.....................  6.300%      02/15/15    $  1,587,975
  6,000   Plano, TX Hlth Fac Dev Corp TX Hlth
          Res Sys Ser C (MBIA Insd)............  5.000       02/15/22       5,805,360
                                                                         ------------
                                                                           24,025,993
                                                                         ------------
          UTAH  0.8%
  2,500   Murray City, UT Hosp Rev Inc Hlth Svc
          Inc Rfdg (MBIA Insd).................  4.750       05/15/20       2,331,300
    910   Utah St Hsg Fin Agy Single Family Mtg
          Mezzanine Issue H1 (AMBAC Insd)......  6.000       07/01/12         964,773
  1,890   Utah St Hsg Fin Agy Single Family Mtg
          Ser A2 (FHA Gtd).....................  7.150       07/01/25       1,998,543
    415   Utah St Hsg Fin Agy Single Family Mtg
          Sr Ser A1 (FHA Gtd)..................  7.100       07/01/14         422,366
                                                                         ------------
                                                                            5,716,982
                                                                         ------------
          VIRGINIA  0.6%
  3,000   Chesapeake Bay Brdg & Tunl VA Dist
          Rev Gen Resolution Rfdg (MBIA
          Insd)................................  5.500       07/01/25       3,215,100
  1,000   Henrico Cnty, VA Indl Dev Auth Pub
          Fac Lease Rev Henrico Cnty Regl Jail
          Proj.................................  7.125       08/01/21       1,163,590
                                                                         ------------
                                                                            4,378,690
                                                                         ------------
          WASHINGTON  0.3%
  1,000   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Ser B
          Rfdg (MBIA Insd) (a).................  5.250       01/01/14         998,760
  1,000   King Cnty, WA Ser B..................  6.625       12/01/15       1,164,730
                                                                         ------------
                                                                            2,163,490
                                                                         ------------
          WEST VIRGINIA  1.2%
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA Insd)...  6.850       06/01/22       3,288,300
  5,000   West Virginia St Hsg Dev Fd Hsg Fin
          Ser B (FHA Gtd)......................  7.200       11/01/20       5,186,650
                                                                         ------------
                                                                            8,474,950
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WISCONSIN  0.9%
$ 2,000   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev (MBIA
          Insd)................................  *           12/15/18    $    730,300
  1,750   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev (MBIA
          Insd)................................  *           12/15/19         604,590
  2,000   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev Ser A Rfdg
          (MBIA Insd)..........................  5.500%      12/15/26       2,137,820
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev
          Franciscan Sisters Christian Ser A...  5.500       02/15/18       1,492,050
  2,000   Wisconsin St Hlth & Edl Facs Auth Rev
          Marquette Univ (MBIA Insd)...........  4.750       06/01/28       1,853,020
                                                                         ------------
                                                                            6,817,780
                                                                         ------------
          WYOMING  0.5%
  1,425   Wyoming Cmnty Dev Auth Hsg Rev Ser
          2....................................  6.350       06/01/29       1,524,565
  2,310   Wyoming Cmnty Dev Auth Hsg Rev Ser
          4....................................  6.550       06/01/28       2,472,970
                                                                         ------------
                                                                            3,997,535
                                                                         ------------
          PUERTO RICO  0.8%
  4,485   Puerto Rico Comwlth Aqueduct & Swr
          Auth Rev Rfdg........................  5.000       07/01/15       4,512,583
  1,110   Puerto Rico Comwlth Ser A Rfdg.......  6.000       07/01/14       1,184,425
                                                                         ------------
                                                                            5,697,008
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Description                                                                  Market Value
-----------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  100.9%
  (Cost $674,517,294)....................................................    $738,605,373
SHORT-TERM INVESTMENTS  0.2%
  (Cost $1,100,000)......................................................       1,100,000
                                                                             ------------
TOTAL INVESTMENTS  101.1%
  (Cost $675,617,294)....................................................     739,705,373
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)............................      (8,043,578)
                                                                             ------------
NET ASSETS  100.0%.......................................................    $731,661,795
                                                                             ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $675,617,294).......................    $739,705,373
Cash........................................................          42,606
Receivables:
  Interest..................................................      13,622,942
  Investments Sold..........................................       5,471,354
Other.......................................................           1,016
                                                                ------------
      Total Assets..........................................     758,843,291
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      25,917,870
  Income Distributions -- Common and Preferred Shares.......         466,205
  Investment Advisory Fee...................................         391,516
  Administrative Fee........................................         120,466
  Affiliates................................................          43,985
Accrued Expenses............................................         128,830
Trustees' Deferred Compensation and Retirement Plans........         112,624
                                                                ------------
      Total Liabilities.....................................      27,181,496
                                                                ------------
NET ASSETS..................................................    $731,661,795
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................    $265,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................         270,131
Paid in Surplus.............................................     399,318,038
Net Unrealized Appreciation.................................      64,088,079
Accumulated Undistributed Net Investment Income.............       1,983,082
Accumulated Net Realized Gain...............................       1,002,465
                                                                ------------
      Net Assets Applicable to Common Shares................     466,661,795
                                                                ------------
NET ASSETS..................................................    $731,661,795
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($466,661,795 divided
  by 27,013,149 shares outstanding).........................    $      17.28
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $21,650,576
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      2,374,196
Administrative Fee..........................................        730,522
Preferred Share Maintenance.................................        352,866
Custody.....................................................         24,657
Trustees' Fees and Related Expenses.........................         24,574
Legal.......................................................         12,711
Other.......................................................        196,512
                                                                -----------
    Total Expenses..........................................      3,716,038
                                                                -----------
NET INVESTMENT INCOME.......................................    $17,934,538
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,069,816
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     73,056,118
  End of the Period.........................................     64,088,079
                                                                -----------
Net Unrealized Depreciation During the Period...............     (8,968,039)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(7,898,223)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $10,036,315
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1999
                and the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 17,934,538     $  36,528,848
Net Realized Gain.................................      1,069,816         2,635,814
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (8,968,039)        8,862,774
                                                     ------------     -------------
Change in Net Assets from Operations..............     10,036,315        48,027,436
                                                     ------------     -------------
Distributions from Net Investment Income:
  Common Shares...................................    (13,371,743)      (27,077,989)
  Preferred Shares................................     (4,007,358)       (9,121,751)
                                                     ------------     -------------
                                                      (17,379,101)      (36,199,740)
                                                     ------------     -------------
Distributions from Net Realized Gain on
  Investments:
  Common Shares...................................     (1,979,233)       (1,638,685)
  Preferred Shares................................       (656,581)         (565,331)
                                                     ------------     -------------
                                                       (2,635,814)       (2,204,016)
                                                     ------------     -------------
Total Distributions...............................    (20,014,915)      (38,403,756)
                                                     ------------     -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (9,978,600)        9,623,680
NET ASSETS:
Beginning of the Period...........................    741,640,395       732,016,715
                                                     ------------     -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,983,082 and $1,427,645, respectively)........   $731,661,795     $ 741,640,395
                                                     ============     =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                              Six Months Ended    -------------------
                                               April 30, 1999       1998       1997
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period
  (a)........................................     $ 17.644         $ 17.288    $16.577
                                                  --------         --------    -------
Net Investment Income........................         .664            1.352      1.370
Net Realized and Unrealized Gain/Loss........        (.293)            .426       .738
                                                  --------         --------    -------
Total from Investment Operations.............         .371            1.778      2.108
                                                  --------         --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..............         .495            1.003      1.045
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........         .148             .337       .352
  Distributions from Net Realized Gain:
    Paid to Common Shareholders..............         .073             .061        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........         .024             .021        -0-
                                                  --------         --------    -------
Total Distributions..........................         .740            1.422      1.397
                                                  --------         --------    -------
Net Asset Value, End of the Period...........     $ 17.275         $ 17.644    $17.288
                                                  ========         ========    =======
Market Price Per Share at End of the
  Period.....................................     $16.5625         $ 17.000    $16.125
Total Investment Return at Market Price
  (b)........................................        .75%*           12.40%      8.92%
Total Return at Net Asset Value (c)..........       1.19%*            8.39%     10.94%
Net Assets at End of the Period (In
  millions)..................................     $  731.7         $  741.6     $732.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..............        1.59%            1.58%      1.60%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....        5.96%            5.80%      6.06%
Portfolio Turnover...........................         16%*              29%        40%
* Non-annualized
** Ratio of Expenses to Average Net Assets
  Including Preferred Shares.................        1.02%            1.01%      1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                            January 24, 1992
                                             (Commencement
Year Ended October 31                        of Investment
------------------------------------------   Operations) to
      1996      1995      1994      1993    October 31, 1992
------------------------------------------------------------
     $16.579   $15.032   $17.954   $15.557      $14.792
     -------   -------   -------   -------      -------
       1.381     1.415     1.432     1.454        1.010
        .109     1.652    (2.842)    2.424         .550
     -------   -------   -------   -------      -------
       1.490     3.067    (1.410)    3.878        1.560
     -------   -------   -------   -------      -------
       1.140     1.140     1.140     1.085         .595
        .352      .380      .305      .287         .200
         -0-       -0-      .056      .083          -0-
         -0-       -0-      .011      .026          -0-
     -------   -------   -------   -------      -------
       1.492     1.520     1.512     1.481         .795
     -------   -------   -------   -------      -------
     $16.577   $16.579   $15.032   $17.954      $15.557
     =======   =======   =======   =======      =======
     $15.813   $15.750   $14.000   $17.375      $14.875
       7.84%    21.15%   (13.12%)   25.40%        3.08%*
       7.12%    18.51%    (9.99%)   23.53%        7.68%*
     $ 712.8   $ 712.9   $ 671.1   $ 750.0      $ 685.2
       1.62%     1.68%     1.63%     1.59%        1.54%
       6.24%     6.55%     6.79%     6.87%        6.71%
         30%       15%       20%       20%          37%*
       1.02%     1.04%     1.03%     1.01%        1.01%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 1999, for federal income tax purposes cost of long- and short-term investments is $675,684,706, the aggregate gross unrealized appreciation is $64,451,606 and the aggregate gross unrealized depreciation is $430,939, resulting in a net unrealized appreciation on long- and short-term investments of $64,020,667.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $94,100 representing Van Kampen's cost of providing accounting and legal services to the Trust.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $119,298,973 and $121,756,044, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--The Trust may invest in futures contracts. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended April 30, 1999.

B. INDEXED SECURITIES--These instruments, if held, are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on April 30, 1999, was 3.211%. During the six months ended April 30, 1999, the rates ranged from 3.000% to 6.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.